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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               January 30, 1997


                           ON Technology Corporation
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            (Exact name of registrant as specified in its charter)


         Delaware                           0-26376               04-3162846


(State or other jurisdiction       (Commission File Number)     (IRS Employer
    of incorporation)                                        Identification No.)

One Cambridge Center, Cambridge, MA                                  02142
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:       (617) 374-1400
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                                Not Applicable
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            (Former name or address, if changed since last report)
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                           ON TECHNOLOGY CORPORATION
                          ==========================


Item 5.        Other Events
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               (a)       Attached hereto is a copy of the Registrant's press
                         release relating to the Registrant's acquisition of all of the outstanding securities of Purview Technologies, Inc., a Pennsylvania corporation ("Purview"), from the stockholders of Purview.
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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ON TECHNOLOGY CORPORATION



                                  By:/s/ Christopher A. Risley
                                     ________________________________________
                                     Christopher A. Risley
                                     President and Chief Executive Officer


Dated:  February 5, 1997
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                                 EXHIBIT INDEX
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(a)  Copy of the Registrant's press release relating to the Registrant's acquisition of all of the outstanding securities of Purview Technologies, Inc., a Pennsylvania corporation.